Exhibit 10.2

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT (“IP Security Agreement”), dated as of October 9, 2026, is made by SSI IP HOLDINGS, INC., a Delaware corporation (“Guarantor”), in favor of GROWTH CAPITAL PARTNERS, LLC, a Utah limited liability company (the “Secured Party”).

A.	SS Innovations International, Inc., a Florida corporation and parent company of Guarantor (“Debtor”), issued to Secured Party that certain Secured Convertible Promissory Note of even date herewith in the original principal amount of $21,025,000.00 (the “Note”), pursuant to that certain Securities Purchase Agreement of even date herewith by and between Debtor and Secured Party (the “Purchase Agreement”).

B.	In order to induce Secured Party to purchase the Note, Guarantor has agreed to enter into that certain Guaranty of even date herewith by and between Guarantor and Secured Party (the “Guaranty”), and that certain Security Agreement of even date herewith by and among Guarantor, Debtor and Secured Party (the “Security Agreement”) and to grant Secured Party a security interest in certain “Collateral” as defined in the Security Agreement.

C.	Under the terms of the Security Agreement, Guarantor has granted to the Secured Party a security interest in, among other property, certain intellectual property of Guarantor, and has agreed to execute and deliver this IP Security Agreement for recording with governmental authorities, including, but not limited to, the United States Patent and Trademark Office and the United States Copyright Office.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Grant of Security. Guarantor hereby pledges and grants to Secured Party a security interest in and to all of the right, title, and interest of such Guarantor in, to, and under the following (the “IP Collateral”):

(a) the patents and patent applications set forth on Schedule 1 hereto and all reissues, divisions, continuations, continuations-in-part, renewals, extensions, and reexaminations thereof, and amendments thereto;

(b) the trademark registrations and applications set forth on Schedule 1 hereto, together with the goodwill connected with the use thereof and symbolized thereby, and all extensions and renewals thereof;

(c) the copyright registrations and applications set forth on Schedule 1 hereto, and all extensions and renewals thereof;

(d) all rights of any kind whatsoever of Guarantor accruing under any of the foregoing provided by applicable law of any jurisdiction, by international treaties and conventions and otherwise throughout the world;

(e) any and all royalties, fees, income, payments, and other proceeds now or hereafter due or payable with respect to any and all of the foregoing; and

(f) any and all claims and causes of action with respect to any of the foregoing, whether occurring before, on, or after the date hereof, including all rights to and claims for damages, restitution, and injunctive and other legal and equitable relief for past, present, and future infringement, dilution, misappropriation, violation, misuse, breach, or default, with the right but no obligation to sue for such legal and equitable relief and to collect, or otherwise recover, any such damages.

2. Recordation. Guarantor authorizes the Commissioner for Patents, the Commissioner for Trademarks, and the Register of Copyrights to record and register this IP Security Agreement upon request by the Secured Party.

3. Loan Documents. This IP Security Agreement has been entered into pursuant to and in conjunction with the Security Agreement, the Purchase Agreement, the Note and all other documents related thereto and entered into in connection therewith (the “Loan Documents”), which are hereby incorporated by reference. The provisions of the Loan Documents shall supersede and control over any conflicting or inconsistent provision herein. The rights and remedies of the Secured Party with respect to the IP Collateral are as provided by the Loan Documents and nothing in this IP Security Agreement shall be deemed to limit such rights and remedies.

4. General Representations and Warranties. In addition to those representations and warranties made in the Security Agreement, Guarantor hereby represents and warrants to Secured Party that:

(a) Guarantor owns, has independently developed, and has the valid right to encumber, use, possess, develop, sell, license, copy, distribute, market, advertise and/or dispose of all IP Collateral.

(b) To the Guarantor’s knowledge, the IP Collateral does not infringe, whether indirectly (e.g., contributorily or by induced infringement) or directly, upon any copyright, trademark, trade dress, trade secret or patent or other proprietary or intellectual property right of any third party in the United States or in any country or jurisdiction worldwide, and that no third party in the United States or in any country or jurisdiction worldwide has made any infringement or misappropriation claims against Guarantor regarding the IP Collateral.

(c) The IP Collateral is free and clear of any liens or other encumbrances, other than the security interest granted to Secured Party pursuant to the Loan Documents.

(d) Unless otherwise specified in Schedule 1, all applications and registrations related to the IP Collateral are, to the Guarantor’s knowledge, valid, enforceable, subsisting, and have not expired, been revoked or cancelled for failure to prosecute, and all issuance, renewal, maintenance and other payments that are or have become due with respect thereto have been timely paid by or on behalf of the Guarantor.

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(e) Guarantor has not assigned any right, title or interest in the IP Collateral to any third party.

(f) There is no pending or to the Guarantor’s knowledge, threatened claim or litigation contesting the validity or ownership of the IP Collateral. To the Guarantor’s knowledge, there is no legitimate basis for any such claim, nor has Guarantor received any notice asserting that any IP Collateral or the proposed encumbrance, use, sale, license or disposition thereof conflicts or shall conflict with the rights of any other party, nor to the Guarantor’s knowledge is there any legitimate basis for any such assertion.

(g) Guarantor represents and warrants to Secured Party that Schedule 1 attached hereto is a true, complete and accurate list of all patents, patent applications, trademarks, trademark applications, copyrights, and copyright applications owned by Guarantor.

5. Execution in Counterparts. This IP Security Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic signature (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

6. Successors and Assigns. This IP Security Agreement will be binding on and shall inure to the benefit of the parties hereto and their respective successors and assigns. This IP Security Agreement may be assigned by Secured Party to its affiliates that are permitted assignees of the Note, upon prior written notice to Guarantor, without the need to obtain Guarantor’s consent thereto, provided that any such assignee agrees in writing to be bound by the terms of all Transaction Documents (as defined in the Purchase Agreement) as though an original party thereto. Except as set forth above, neither Secured Party nor Guarantor may assign its rights or obligations under this IP Security Agreement or delegate its duties hereunder, whether directly or indirectly, without the prior written consent of the other party, and any such attempted assignment or delegation shall be null and void.

7. Governing Law; Arbitration. This IP Security Agreement and any claim, controversy, dispute, or cause of action (whether in contract or tort or otherwise) based upon, arising out of, or relating to this IP Security Agreement and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the laws of the United States and the State of Utah, without giving effect to any choice or conflict of law provision or rule (whether of the State of Utah or any other jurisdiction), and will be subject to the Arbitration Provisions (as defined in the Purchase Agreement) attached as an exhibit to the Purchase Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, Guarantor has caused this IP Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

SSI IP HOLDINGS, INC.

By:	/s/ Sudhir Prem Srivastava
Sudhir Prem Srivastava, Chief Executive Officer

Address for Notices: 405, 3rd Floor, iLabs Info Technology Centre Udyog Vihar, Phase III Gurugram, Haryana 122016, India

AGREED TO AND ACCEPTED:

GROWTH CAPITAL PARTNERS, LLC

By:	/s/ Scott Brown
Scott Brown, President

Address for Notices: 250 E. 200 S., Floor 16 Salt Lake City, Utah 84111

[Signature Page to Intellectual Property Security Agreement]

SCHEDULE 1

PATENTS

Patents

Title	Patent No.	Issue Date	Record Owner
A ROBOTIC SURGICAL CART WITH AN AUTO LEVELLING MECHANISM	IN 581088	February 19, 2026	SSI IP HOLDINGS, INC.
A CONSOLE SYSTEM FOR A MULTI-ARM ROBOTIC SURGICAL SYSTEM	IN 554398	November 14, 2024	SSI IP HOLDINGS, INC.
A HAND CONTROLLER FOR A ROBOTIC SURGICAL SYSTEM	IN 531408	April 02, 2024	SSI IP HOLDINGS, INC.
A SYSTEM AND METHOD FOR A SURGICAL INSTRUMENT ENGAGEMENT DETECTION USING A CONDUCTIVE PATHWAY	IN 588144	April 30, 2026	SSI IP HOLDINGS, INC.
A TELESCOPIC COLUMN ASSEMBLY IN AROBOTIC ARM SYSTEM	IN 506637	February 02, 2024	SSI IP HOLDINGS, INC.
A SYSTEM AND METHOD FOR VIRTUAL REALITY TRAINING, SIMULATION OF A VIRTUAL ROBOTIC SURGERY ENVIRONMENT	IN 507374	February 06, 2024	SSI IP HOLDINGS, INC.

Sch-1-1

AN ARTICULATING CANNULA	IN 539348	May 27, 2024	SSI IP HOLDINGS, INC.
A MULTI-ARM ROBOTIC SURGICAL SYSTEM	IN 576002	December 17, 2025	SSI IP HOLDINGS, INC.
PRE-OPERATIVE PLANNING FOR A MULTI-ARM ROBOTIC SURGICAL SYSTEM	IN 579215	January 29, 2026	SSI IP HOLDINGS, INC.
A SYSTEM AND METHOD FOR OBTAINING KINEMATICS OF A ROBOTIC CART IN A MULTI-ARM ROBOTIC SURGICAL SYSTEM	IN 586585	April 9, 2026	SSI IP HOLDINGS, INC.
ELECTRO-MECHANICAL FAILSAFE BRAKING SYSTEM	IN 575533	December 9, 2025	SSI IP HOLDINGS, INC.
A SYSTEM AND METHOD FOR MIXED REALITY TELE PROCTORING MODULE IN MINIMALLY INVASIVE SURGERY	IN 574172	November 20, 2025	SSI IP HOLDINGS, INC.
A MULTI-ARM SURGICAL ROBOTIC SYSTEM FOR TELE-SURGERY	IN 578288	January 15, 2026	SSI IP HOLDINGS, INC.

Sch-1-2

A DUAL CONSOLE FOR MODULAR MULTI ARM ROBOTIC SURGICAL SYSTEM	IN 573881	November 17, 2025	SSI IP HOLDINGS, INC.
A HEAD TRACKING SYSTEM FOR A ROBOTIC SURGICAL SYSTEM	IN 572236	October 17, 2025	SSI IP HOLDINGS, INC.
SURGEON INPUT DEVICE FOR MINIMALLY INVASIVE SURGERY	IN 574843	November 28, 2025	SSI IP HOLDINGS, INC.
A TELESCOPIC COLUMN ASSEMBLY IN AROBOTIC ARM SYSTEM	US 12605853	April 21, 2026	SSI IP HOLDINGS, INC.
MULTI-FIRE CLIP APPLIER INSTRUMENT	US 12569256	March 10, 2026	SSI IP HOLDINGS, INC.
A SYSTEM AND METHOD FOR VIRTUAL REALITY TRAINING, SIMULATION OF A VIRTUAL ROBOTIC SURGERY ENVIRONMENT	US 12758316	October 13, 2026	SSI IP HOLDINGS, INC.
A HAND CONTROLLER FOR A ROBOTIC SURGICAL SYSTEM	US 12515350	January 6, 2026	SSI IP HOLDINGS, INC.
A MULTI-ARM ROBOTIC SURGICAL SYSTEM	US 18/690,545 (app. No.); Issuance fee paid after notice of allowance	Awaiting	SSI IP HOLDINGS, INC.

Sch-1-3

PRE-OPERATIVE PLANNING FOR A MULTI-ARM ROBOTIC SURGICAL SYSTEM	EP 23 894 123.1 (app. No.); Intention of Grant received	Awaiting	SSI IP HOLDINGS, INC.
A Robotic Surgical Console	IN 378304-001	August 3, 2023	SSI IP HOLDINGS, INC.
SINGLE MODULAR ROBOTIC ARM	IN 387841-001	August 30, 2023	SSI IP HOLDINGS, INC.
INSTRUMENT ACTUATOR	IN 387463-001	February 9, 2024	SSI IP HOLDINGS, INC.
AUTOMATED CORONARY CONNECTOR	IN 393950-001	January 18, 2024	SSI IP HOLDINGS, INC.
ENDOSCOPE ARTICULATING CANNULA	IN 393949-001	January 11, 2024	SSI IP HOLDINGS, INC.
AUTOMATED CORONARY CONNECTOR	IN 393956-001	December 13, 2023	SSI IP HOLDINGS, INC.
PASSIVE SETUP JOINTS FOR ROBOTIC ARM CART	IN 393955-001	October 30, 2023	SSI IP HOLDINGS, INC.
ACTIVE SETUP JOINT FOR SURGICAL ROBOTIC ARM CART	IN 394146-001	January 11, 2024	SSI IP HOLDINGS, INC.
HEAD TRACKING FRAME FOR ROBOTIC SURGICAL SYSTEM	IN 394232-001	January 18, 2024	SSI IP HOLDINGS, INC.
MULTIFIRE CLIP APPLIER FOR ROBOTIC SURGERY	IN 394401-001	October 30, 2023	SSI IP HOLDINGS, INC.
CANNULA BASED CART REGISTRATION FOR MODULAR SURGICAL ROBOTIC SYSTEM	IN 396151-001	January 19, 2024	SSI IP HOLDINGS, INC.

Sch-1-4

ULTRASONIC SURGICAL DEVICE FOR ROBOTICSURGERY	IN 397491-001	April 19, 2024	SSI IP HOLDINGS, INC.
ULTRASONIC SURGICAL DEVICE FOR ROBOTICSURGERY	IN 397492-001	December 8, 2023	SSI IP HOLDINGS, INC.
LASER BASED REGISTRATION OF MODULARSURGICAL ROBOTS	IN 397730-001	January 19, 2024	SSI IP HOLDINGS, INC.
Medical Cart for Robotic Surgical System	IN 402613-001	December 11, 2025	SSI IP HOLDINGS, INC.
PORTABLE CONSOLE FOR ROBOTIC SURGICAL SYSTEM	IN 402792-001	February 2, 2024	SSI IP HOLDINGS, INC.
INSTRUMENT ACTUATOR	IN 405660-001	March 22, 2024	SSI IP HOLDINGS, INC.
ACTIVE CAMERA ACTUATOR FOR SURGICAL ROBOTIC SYSTEMS	IN 405661-001	April 4, 2024	SSI IP HOLDINGS, INC.
SURGICAL ROBOT ARM	IN 413250-001	May 22, 2024	SSI IP HOLDINGS, INC.
SURGEON INPUT DEVICE FOR MINIMALLY INVASIVE SURGERY	IN 413305-001	June 13, 2024	SSI IP HOLDINGS, INC.
HAND GRIPPER FOR SURGICAL ROBOTICSYSTEM	IN 415908-001	July 24, 2024	SSI IP HOLDINGS, INC.
MEDICAL CART	IN 418107-001	July 4, 2024	SSI IP HOLDINGS, INC.
ROBOTIC ARM CART	IN 418358-001	July 8, 2024	SSI IP HOLDINGS, INC.
SETUP JOINTS FOR PATIENT SIDE ARM CART INROBOTIC SURGICAL SYSTEM	IN 418918-001	July 15, 2024	SSI IP HOLDINGS, INC.

Sch-1-5

BIPOLAR INSTRUMENT FOR ROBOTIC SURGICAL SYSTEM	IN 419064-001	July 16, 2024	SSI IP HOLDINGS, INC.
SINGLE ARCH PEDIATRIC ROBOTIC SURGICALSYSTEM	IN 423472-001	September 2, 2024	SSI IP HOLDINGS, INC.
DOUBLE ARCH PEDIATRIC ROBOTIC SURGICALSYSTEM	IN 423473-001	August 29, 2024	SSI IP HOLDINGS, INC.
ELECTRONICS BRAKING CASTOR MECHANISM FOR ROBOTIC SURGICAL SYSTEM	IN 429418-001	October 24, 2024	SSI IP HOLDINGS, INC.
REDUCER CANNULA FOR ROBOTIC SURGICAL SYSTEM	IN 431976-001	November 28, 2024	SSI IP HOLDINGS, INC.
REDUCER CANNULA SEAL FOR ROBOTIC SURGICAL SYSTEM	IN 431977-001	November 4, 2024	SSI IP HOLDINGS, INC.
MANIPULATED KNIFE FOR ROBOTIC SURGICAL SYSTEM	IN 441636-001	February 3, 2025	SSI IP HOLDINGS, INC.
GRASPER INSTRUMENT FOR ROBOTIC SURGICAL SYSTEM	IN 444759-001	April 16, 2025	SSI IP HOLDINGS, INC.
GRASPER INSTRUMENT FOR ROBOTIC SURGICAL SYSTEM	IN 451743-001	March 11, 2026	SSI IP HOLDINGS, INC.
TELE SURGEON CONSOLE	IN 478747-001	July 15, 2026	SSI IP HOLDINGS, INC.

Sch-1-6

Patent Applications

Title	Application Number	Filing Date	Record Owner
MULTIPLE CLIP APPLIER INSTRUMENT	IN 202111045154	November 5, 2021	SSI IP HOLDINGS, INC.
AN INSTRUMENT DRIVE ASSEMBLY FOR A ROBOTIC SURGICAL SYSTEM	IN 202211055480	September 28, 2022	SSI IP HOLDINGS, INC.
A PORTABLE IMMERSIVE MASTER CONSOLE FOR MINIMALLY INVASIVE SURGERY	IN 202311024625	March 31, 2023	SSI IP HOLDINGS, INC.
MEDICAL IMAGING ANALYSIS SYSTEM FOR ROBOTIC SURGERY	IN 202311050594	July 27, 2023	SSI IP HOLDINGS, INC.
SUTURING DEVICE AND SYSTEM FOR SUTURING USING SUTURING DEVICE	IN 202411029820	July 12, 2024	SSI IP HOLDINGS, INC.
A ROBOTIC SURGICAL STAPLING INSTRUMENT WITH REPLACEABLE KNIFE AND CARTRIDGE	IN 202511000721	July 3, 2025	SSI IP HOLDINGS, INC.
ACTIVE ACTUATOR FOR ROTATION OF A CAMERA IN A ROBOTIC SURGICAL SYSTEM	IN 202411041736	May 29, 2024	SSI IP HOLDINGS, INC.
INSULATING TIP COVER FOR AN ELECTROSURGICAL INSTRUMENT	IN 202411044293	September 7, 2024	SSI IP HOLDINGS, INC.
ROBOTIC ARM ASSEMBLY WITH MULTI-DIAMETER PULLEY ARRANGEMENT	IN 202411073188	November 27, 2024	SSI IP HOLDINGS, INC.

Sch-1-7

DOCKING ASSEMBLY AND METHOD FOR LEVELING A CART	IN 202411077139	November 11, 2024	SSI IP HOLDINGS, INC.
MODULAR SURGICAL INSTRUMENT ASSEMBLY FOR MINIMALLY INVASIVE ROBOTIC SURGERY IN MULTI-ARM ROBOTIC SURGICAL SYSTEM	IN 202511023706	May 17, 2025	SSI IP HOLDINGS, INC.
SYSTEM AND METHOD WITH MOTORIZED SETUP PITCH JOINT FOR ROBOTIC SURGICAL INSTRUMENT ARM IN ROBOTIC SURGICAL SYSTEM	IN 202511062783	July 1, 2025	SSI IP HOLDINGS, INC.
ROBOTIC SURGICAL INSTRUMENT ASSEMBLY AND SYSTEM FOR SURGERY USING ROBOTIC SURGICAL INSTRUMENT ASSEMBLY	IN 202511064611	July 7, 2025	SSI IP HOLDINGS, INC.
SURGICAL STAPLING DEVICE WITH MANUAL RELEASE MECHANISM	IN 202511081749	August 28, 2025	SSI IP HOLDINGS, INC.
CANNULA WITH INTEGRATED STABILIZATION AND SEALING MECHANISM	IN 202511104118	October 29, 2025	SSI IP HOLDINGS, INC.
TELE SURGEON CONSOLE	IN 202511107231	November 5, 2025	SSI IP HOLDINGS, INC.

Sch-1-8

A MULTI-ARM SURGICAL ROBOTIC SYSTEM FOR TELE-SURGERY	IN 202512110103	November 12, 2025	SSI IP HOLDINGS, INC.
FLEXIBLE PRINTED CIRCUIT BOARD WITH SEPARATE DATA AND POWER PATHS WITH CONTROLLED IMPEDANCE AND GROUND REFERENCE	IN 202611016427	February 13, 2026	SSI IP HOLDINGS, INC.
ROBOTIC SURGICAL STAPLING DEVICE WITH INTEGRATED MULTI-FUNCTION ACTUATION	IN 202611017500	February 17, 2026	SSI IP HOLDINGS, INC.
ROBOTIC CARDIAC ANASTOMOSIS DEVICEWITH ARTICULATING WRIST CONTROL	IN 202611033981	March 20, 2026	SSI IP HOLDINGS, INC.
UNINTERRUPTED SUTURING DEVICE	IN 202611044907	April 8, 2026	SSI IP HOLDINGS, INC.
IMPROVED SURGEON INPUT DEVICE WITH ENHANCED ASSEMBLY ARCHITECTURE	IN 202611074364	June 16, 2026	SSI IP HOLDINGS, INC.
MODULAR MOBILE HEALTHCARE ECOSYSTEM FOR RAPID DEPLOYMENT IN DIVERSE HEALTHCARE ENVIRONMENTS	IN 202611089592	July 23, 2026	SSI IP HOLDINGS, INC.
A TELESCOPIC COLUMN ASSEMBLY IN AROBOTIC ARM SYSTEM	EP 23761043.1	September 4, 2023	SSI IP HOLDINGS, INC.

Sch-1-9

AN ARTICULATING CANNULA	US 18/289,768	November 7, 2023	SSI IP HOLDINGS, INC.
A SYSTEM AND METHOD FOR VIRTUAL REALITY TRAINING, SIMULATION OF A VIRTUAL ROBOTIC SURGERY ENVIRONMENT	EP 23819410.4	March 7, 2024	SSI IP HOLDINGS, INC.
A HAND CONTROLLER FOR A ROBOTIC SURGICAL SYSTEM	EP 23752574.6	March 7, 2024	SSI IP HOLDINGS, INC.
A SYSTEM AND METHOD FOR OBTAINING KINEMATICS OF A ROBOTIC CART IN A MULTI-ARMROBOTIC SURGICAL SYSTEM	US 18/689,839	March 6, 2024	SSI IP HOLDINGS, INC.
A MULTI-ARM ROBOTIC SURGICAL SYSTEM	EP 23858440.3	March 8, 2024	SSI IP HOLDINGS, INC.
A SYSTEM AND METHOD FOR OBTAINING KINEMATICS OF A ROBOTIC CART IN A MULTI-ARMROBOTIC SURGICAL SYSTEM	EP 23858442.9	March 8, 2024	SSI IP HOLDINGS, INC.
PRE-OPERATIVE PLANNING FOR A MULTI-ARM ROBOTIC SURGICAL SYSTEM	US 18/721,998	June 20, 2024	SSI IP HOLDINGS, INC.

Sch-1-10

A CONSOLE SYSTEM FOR A MULTI-ARM ROBOTIC SURGICAL SYSTEM	US 18/730,835	July 22, 2024	SSI IP HOLDINGS, INC.
A HAND CONTROLLER FOR A ROBOTIC SURGICAL SYSTEM	BR 11 2024 016133 1	August 7, 2024	SSI IP HOLDINGS, INC.
A MULTI-ARM ROBOTIC SURGICAL SYSTEM	ID P00202410191	September 27, 2024	SSI IP HOLDINGS, INC.
A SYSTEM AND METHOD FOR VIRTUAL REALITY TRAINING, SIMULATION OF A VIRTUAL ROBOTIC SURGERY ENVIRONMENT	ID P00202413258	November 18, 2024	SSI IP HOLDINGS, INC.
A MULTI-ARM SURGICAL ROBOTIC SYSTEM FOR TELE-SURGERY	SG 11202500538S	January 23, 2025	SSI IP HOLDINGS, INC.
SURGEON INPUT DEVICE FOR MINIMALLY INVASIVE SURGERY	SG 11202500539T	January 24, 2025	SSI IP HOLDINGS, INC.
A SYSTEM AND METHOD FOR MIXED REALITY TELE PROCTORING IN MINIMALLY INVASIVE SURGERY	SG 11202500540Y	January 24, 2025	SSI IP HOLDINGS, INC.
A MULTI-ARM SURGICAL ROBOTIC SYSTEM FOR TELE-SURGERY	IL 318537	January 22, 2025	SSI IP HOLDINGS, INC.
SURGEON INPUT DEVICE FOR MINIMALLY INVASIVE SURGERY	IL 318538	January 22, 2025	SSI IP HOLDINGS, INC.

Sch-1-11

A SYSTEM AND METHOD FOR MIXED REALITY TELE PROCTORING IN MINIMALLY INVASIVE SURGERY	IL 318539	January 22, 2025	SSI IP HOLDINGS, INC.
A MULTI-ARM SURGICAL ROBOTIC SYSTEM FOR TELE-SURGERY	KR 10-2025-7003083	January 24, 2025	SSI IP HOLDINGS, INC.
SURGEON INPUT DEVICE FOR MINIMALLY INVASIVE SURGERY	KR 10-2025-7003082	January 24, 2025	SSI IP HOLDINGS, INC.
A SYSTEM AND METHOD FOR MIXED REALITY TELE PROCTORING IN MINIMALLY INVASIVE SURGERY	KR 10-2025-7003084	January 24, 2025	SSI IP HOLDINGS, INC.
A MULTI-ARM SURGICAL ROBOTIC SYSTEM FOR TELE-SURGERY	AU 2024287292	January 24, 2025	SSI IP HOLDINGS, INC.
SURGEON INPUT DEVICE FOR MINIMALLY INVASIVE SURGERY	AU 2024287293	January 24, 2025	SSI IP HOLDINGS, INC.
A SYSTEM AND METHOD FOR MIXED REALITY TELE PROCTORING IN MINIMALLY INVASIVE SURGERY	AU 2024287294	January 24, 2025	SSI IP HOLDINGS, INC.
A MULTI-ARM SURGICAL ROBOTIC SYSTEM FOR TELE-SURGERY	JP 2025-504760	January 24, 2025	SSI IP HOLDINGS, INC.

Sch-1-12

SURGEON INPUT DEVICE FOR MINIMALLY INVASIVE SURGERY	JP 2025-504777	January 24, 2025	SSI IP HOLDINGS, INC.
A SYSTEM AND METHOD FOR MIXED REALITY TELE PROCTORING IN MINIMALLY INVASIVE SURGERY	JP 2025-504779	January 24, 2025	SSI IP HOLDINGS, INC.
A MULTI-ARM SURGICAL ROBOTIC SYSTEM FOR TELE-SURGERY	BR 11 2025 002259 8	February 5, 2025	SSI IP HOLDINGS, INC.
SURGEON INPUT DEVICE FOR MINIMALLY INVASIVE SURGERY	BR 11 2025 002261 0	February 5, 2025	SSI IP HOLDINGS, INC.
A SYSTEM AND METHOD FOR MIXED REALITY TELE PROCTORING IN MINIMALLY INVASIVE SURGERY	BR 11 2025 002264 4	February 5, 2025	SSI IP HOLDINGS, INC.
A DUAL CONSOLE FOR MODULAR MULTI-ARM ROBOTIC SURGICAL SYSTEM	US 19/100,565	February 1, 2025	SSI IP HOLDINGS, INC.
A SYSTEM AND METHOD FOR MIXED REALITY TELE PROCTORING IN MINIMALLY INVASIVE SURGERY	US 19/106,774	February 26, 2025	SSI IP HOLDINGS, INC.
A MULTI-ARM SURGICAL ROBOTIC SYSTEM FOR TELE-SURGERY	US 19/108,058	February 28, 2025	SSI IP HOLDINGS, INC.

Sch-1-13

SURGEON INPUT DEVICE FOR MINIMALLY INVASIVE SURGERY	US 19/108,073	February 28, 2025	SSI IP HOLDINGS, INC.
A MULTI-ARM ROBOTIC SURGICAL SYSTEM	BR 11 2025 007762-7	April 17, 2025	SSI IP HOLDINGS, INC.
A MULTI-ARM ROBOTIC SURGICAL SYSTEM	AU 2023362744	April 22, 2025	SSI IP HOLDINGS, INC.
PRE-OPERATIVE PLANNING FOR A MULTI-ARM ROBOTIC SURGICAL SYSTEM	AU 2023384172	June 16, 2025	SSI IP HOLDINGS, INC.
PRE-OPERATIVE PLANNING FOR A MULTI-ARM ROBOTIC SURGICAL SYSTEM	BR 11 2025 010243-5	May 21, 2025	SSI IP HOLDINGS, INC.
PRE-OPERATIVE PLANNING FOR A MULTI-ARM ROBOTIC SURGICAL SYSTEM	ID P00202505636	June 21, 2025	SSI IP HOLDINGS, INC.
PRE-OPERATIVE PLANNING FOR A MULTI-ARM ROBOTIC SURGICAL SYSTEM	KR 10-2025-7019809	June 13, 2025	SSI IP HOLDINGS, INC.
PRE-OPERATIVE PLANNING FOR A MULTI-ARM ROBOTIC SURGICAL SYSTEM	JP 2025-529800	May 21, 2025	SSI IP HOLDINGS, INC.
A SYSTEM AND METHOD FOR OBTAINING KINEMATICS OF A ROBOTIC CART IN A MULTI-ARMROBOTIC SURGICAL SYSTEM	BR 11 2025 011554-5	June 6, 2025	SSI IP HOLDINGS, INC.

Sch-1-14

A SYSTEM AND METHOD FOR OBTAINING KINEMATICS OF A ROBOTIC CART IN A MULTI-ARMROBOTIC SURGICAL SYSTEM	JP 2025-531993	May 30, 2025	SSI IP HOLDINGS, INC.
MEDICAL IMAGING ANALYSIS SYSTEM FOR ROBOTIC SURGERY	US 19/501,304	January 12, 2026	SSI IP HOLDINGS, INC.
SYSTEM AND METHOD WITH MOTORIZED SETUP PITCH JOINT FOR ROBOTIC SURGICAL INSTRUMENT ARM IN ROBOTIC SURGICAL SYSTEM	US 19/727,234	July 1, 2026	SSI IP HOLDINGS, INC.
SYSTEM AND METHOD WITH MOTORIZED SETUP PITCH JOINT FOR ROBOTIC SURGICAL INSTRUMENT ARM IN ROBOTIC SURGICAL SYSTEM	US 19/728,426	July 2, 2026	SSI IP HOLDINGS, INC.
SURGICAL STAPLING DEVICE WITH MANUAL RELEASE MECHANISM	US 19/784,136	August 24, 2026	SSI IP HOLDINGS, INC.
SURGEON INPUT DEVICE FOR MINIMALLY INVASIVE SURGERY	PCT/IN2024/051793	September 19, 2024	SSI IP HOLDINGS, INC.
A HEAD TRACKING SYSTEM FOR A ROBOTIC SURGICAL SYSTEM	PCT/IN2025/050086	January 24, 2025	SSI IP HOLDINGS, INC.

Sch-1-15

ACTIVE ACTUATOR FOR ROTATION OF A CAMERA IN A ROBOTIC SURGICAL SYSTEM	PCT/IN2025/050802	May 28, 2025	SSI IP HOLDINGS, INC.
DOCKING ASSEMBLY AND METHOD FOR LEVELING A CART	PCT/IN2025/051761	November 10, 2025	SSI IP HOLDINGS, INC.
ROBOTIC ARM ASSEMBLY WITH MULTI-DIAMETER PULLEY ARRANGEMENT	PCT/IN2025/051810	November 18, 2025	SSI IP HOLDINGS, INC.
MODULAR SURGICAL INSTRUMENT ASSEMBLY FOR MINIMALLY INVASIVE ROBOTIC SURGERY IN MULTI-ARM ROBOTIC SURGICAL SYSTEM	PCT/IN2026/050848	May 16, 2026	SSI IP HOLDINGS, INC.
A HEAD TRACKING SYSTEM FOR A ROBOTIC SURGICAL SYSTEM	US 19/623,017	September 10, 2026	SSI IP HOLDINGS, INC.
VESSEL SEALER FOR ROBOTIC SURGICAL SYSTEM	IN 435695-001	October 25, 2024	SSI IP HOLDINGS, INC.
TELE SURGEON CONSOLE	IN 478225-001	October 28, 2025	SSI IP HOLDINGS, INC.
UNMANNED AERIAL VEHICLE INTEGRATED TELESURGICAL SYSTEM FOR REMOTE TRAUMA STABILIZATION	IN 497835-001	April 8, 2026	SSI IP HOLDINGS, INC.
ROBOTIC ULTRASOUND CONSOLE	IN 497833-001	April 8, 2026	SSI IP HOLDINGS, INC.
ROBOTIC ULTRASOUND PATIENT CART	IN 498338-001	April 13, 2026	SSI IP HOLDINGS, INC.

Sch-1-16

Trademarks

Title	Trademark No.	Registration Date	Record Owner
Cerebellum	IN 4286239	February 15, 2020	SSI IP HOLDINGS, INC.
Mantra	IN 4381088	September 5, 2020	SSI IP HOLDINGS, INC.
	IN 4332586	August 1, 2020	SSI IP HOLDINGS, INC.
Robosurg Med-Tech	IN 4332582	August 1, 2020	SSI IP HOLDINGS, INC.
	IN 4332584	August 1, 2020	SSI IP HOLDINGS, INC.
	IN 4332585	August 1, 2020	SSI IP HOLDINGS, INC.
Robosurg Med-Tech	IN 4332583	August 1, 2020	SSI IP HOLDINGS, INC.

Sch-1-17

Robosurg Med-Tech	IN 4332581	02-08-2020	SSI IP HOLDINGS, INC.
	IN 4767310	May 21, 2021	SSI IP HOLDINGS, INC.
	IN 4767311	May 20, 2021	SSI IP HOLDINGS, INC.
	IN 4767309	May 21, 2021	SSI IP HOLDINGS, INC.
	IN 4781981	July 26, 2024	SSI IP HOLDINGS, INC.
	IN 4781980	August 1, 2024	SSI IP HOLDINGS, INC.

Sch-1-18

	IN 5933290	January 1, 2025	SSI IP HOLDINGS, INC.
Nadi	IN 5959064	April 24, 2025	SSI IP HOLDINGS, INC.
Ssii	IN 5959065	December 12, 2024	SSI IP HOLDINGS, INC.
Ssicrs	IN 5959066	March 13, 2024	SSI IP HOLDINGS, INC.
	IN 5959068	March 15, 2024	SSI IP HOLDINGS, INC.
	IN 5959069	May 16, 2025	SSI IP HOLDINGS, INC.

Sch-1-19

SSI Chitrasa	IN 6027362	April 4, 2024	SSI IP HOLDINGS, INC.
Chitrasa	IN 6027363	April 6, 2024	SSI IP HOLDINGS, INC.
Chitra	IN 6027364	November 12, 2025	SSI IP HOLDINGS, INC.
SSI Yantra	IN 6027365	April 7, 2024	SSI IP HOLDINGS, INC.
SSI Yantra	IN 6027366	April 7, 2024	SSI IP HOLDINGS, INC.
	IN 6027367	April 6, 2024	SSI IP HOLDINGS, INC.
	IN 6042956	December 7, 2024	SSI IP HOLDINGS, INC.
	IN 6042957	September 1, 2025	SSI IP HOLDINGS, INC.
	IN 6099634	July 11, 2024	SSI IP HOLDINGS, INC.

Sch-1-20

TruVu	IN 6090585	December 5, 2025	SSI IP HOLDINGS, INC.
	IN 6100392	November 14, 2025	SSI IP HOLDINGS, INC.
	AR 4.297.997	June 12, 2024	SSI IP HOLDINGS, INC.
	EG 528435	April 10, 2025	SSI IP HOLDINGS, INC.
	ID DID2023098777	September 12, 2024	SSI IP HOLDINGS, INC.
	AR 4.320.960	June 14, 2024	SSI IP HOLDINGS, INC.
	EG 531615	August 24, 2025	SSI IP HOLDINGS, INC.
	ID DID2024000208	November 29, 2024	SSI IP HOLDINGS, INC.
	AR 4.320.959	September 4, 2025	SSI IP HOLDINGS, INC.

Sch-1-21

ID DID2023112826	January 2, 2025	SSI IP HOLDINGS, INC.
AR 4.320.961	June 14, 2024	SSI IP HOLDINGS, INC.
ID DID2023112827	October 28, 2024	SSI IP HOLDINGS, INC.
IN 6150595	20-12-2025	SSI IP HOLDINGS, INC.
IN 6153226	September 24, 2025	SSI IP HOLDINGS, INC.
IN 6153227	July 11, 2024	SSI IP HOLDINGS, INC.
IN 6153229	July 11, 2024	SSI IP HOLDINGS, INC.

Sch-1-22

	IN 6153228	July 11, 2024	SSI IP HOLDINGS, INC.
	IN 6153224	November 20, 2025	SSI IP HOLDINGS, INC.
	IN 6174151	July 11, 2024	SSI IP HOLDINGS, INC.
SSi Yog	IN 6202639	July 2, 2024	SSI IP HOLDINGS, INC.
	IN 6202640	July 10, 2024	SSI IP HOLDINGS, INC.
	IN 6211499	July 2, 2024	SSI IP HOLDINGS, INC.
SSI Mantra	IN 6260999	July 2, 2024	SSI IP HOLDINGS, INC.
SeliCut	IN 6290516	August 3, 2024	SSI IP HOLDINGS, INC.
SeliCut Pro	IN 6290514	August 3, 2024	SSI IP HOLDINGS, INC.
	IN 6290515	August 2, 2024	SSI IP HOLDINGS, INC.

Sch-1-23

	IN 6290513	August 1, 2024	SSI IP HOLDINGS, INC.
	IN 6311568	October 29, 2024	SSI IP HOLDINGS, INC.
	IN 6311569	October 12, 2024	SSI IP HOLDINGS, INC.
NasLock	IN 6345759	September 19, 2024	SSI IP HOLDINGS, INC.
	IN 6434412	July 9, 2025	SSI IP HOLDINGS, INC.

Sch-1-24

Foveal Endotip	IN 6473374	November 12, 2025	SSI IP HOLDINGS, INC.
FURCIFER	IN 6473375	November 12, 2025	SSI IP HOLDINGS, INC.
MVis – Mantra Vision System	IN 6473376	November 12, 2025	SSI IP HOLDINGS, INC.
SSI ARKA-LIT	IN 6473377	November 12, 2025	SSI IP HOLDINGS, INC.
	IN 6476595	November 13, 2025	SSI IP HOLDINGS, INC.
	IN 6476596	November 29, 2025	SSI IP HOLDINGS, INC.
	IN 6489221	January 29, 2026	SSI IP HOLDINGS, INC.
	IN 6512009	June 3, 2026	SSI IP HOLDINGS, INC.

Sch-1-25

Trademark Applications

Title	Application No.	Application Date	Record Owner
	IN 5959067	May 30, 2023	SSI IP HOLDINGS, INC.
	LK 285581	October 25, 2023	SSI IP HOLDINGS, INC.
	LK 286127	November 9, 2023	SSI IP HOLDINGS, INC.
	LK 286126	November 9, 2023	SSI IP HOLDINGS, INC.
	EG 531617	January 11, 2024	SSI IP HOLDINGS, INC.
	LK 286125	November 9, 2023	SSI IP HOLDINGS, INC.
SSi	IN 6153225	October 17, 2023	SSI IP HOLDINGS, INC.

Sch-1-26

	3343 (Base app IN 6153227)	January 11, 2024	SSI IP HOLDINGS, INC.
	3342 (Base app IN 6153228)	January 11, 2024	SSI IP HOLDINGS, INC.
	3344 (Base app IN 5959067)	January 11, 2024	SSI IP HOLDINGS, INC.
	3345 (Base app IN 5959069)	January 11, 2024	SSI IP HOLDINGS, INC.
SSI Maya	IN 6260998	January 15, 2024	SSI IP HOLDINGS, INC.
SSI Mudra	IN 6261000	January 15, 2024	SSI IP HOLDINGS, INC.
SSi Sutra	IN 6289243	February 6, 2024	SSI IP HOLDINGS, INC.
	US 98393762	February 6, 2024	SSI IP HOLDINGS, INC.
SSi Guru	IN 6408966	April 29, 2024	SSI IP HOLDINGS, INC.
PROUDLY MADE IN INDIA FOR THE WORLD	IN 6489923	June 20, 2024	SSI IP HOLDINGS, INC.

Sch-1-27

FURCIFER	IN 6516838	July 8, 2024	SSI IP HOLDINGS, INC.
MUDRA	IN 6628772	September 17, 2024	SSI IP HOLDINGS, INC.
YANTRA	IN 6628773	September 17, 2024	SSI IP HOLDINGS, INC.
SUTRA	IN 6629214	September 18, 2024	SSI IP HOLDINGS, INC.
SS Innovations	IN 6629215	September 18, 2024	SSI IP HOLDINGS, INC.
Improving Lives Through Innovation and Care	IN 6629216	September 18, 2024	SSI IP HOLDINGS, INC.
	IN 6645798	September 27, 2024	SSI IP HOLDINGS, INC.
	IN 6645799	September 27, 2024	SSI IP HOLDINGS, INC.
MantraConnect	IN 6691048	October 29, 2024	SSI IP HOLDINGS, INC.
MantraLink	IN 6691049	October 29, 2024	SSI IP HOLDINGS, INC.
MantraSync	IN 6691050	October 29, 2024	SSI IP HOLDINGS, INC.
MantraConnect	IN 6691051	October 29, 2024	SSI IP HOLDINGS, INC.
MantraLink	IN 6691053	October 29, 2024	SSI IP HOLDINGS, INC.
MantraSync	IN 6691052	October 29, 2024	SSI IP HOLDINGS, INC.

Sch-1-28

	IN 6716849	November 19, 2024	SSI IP HOLDINGS, INC.
	IN 6716848	November 19, 2024	SSI IP HOLDINGS, INC.
	IN 6716847	November 19, 2024	SSI IP HOLDINGS, INC.
	IN 6716846	November 19, 2024	SSI IP HOLDINGS, INC.
	IN 6716845	November 19, 2024	SSI IP HOLDINGS, INC.
	EG 566920	November 19, 2024	SSI IP HOLDINGS, INC.
XpertSeal	IN 6748623	December 10, 2024	SSI IP HOLDINGS, INC.
CUTEDGEX	IN 6772550	December 24, 2024	SSI IP HOLDINGS, INC.
SLICEX	IN 6772549	December 24, 2024	SSI IP HOLDINGS, INC.
	IN 6773117	December 24, 2024	SSI IP HOLDINGS, INC.
SMRSC	IN 6776056	December 26, 2024	SSI IP HOLDINGS, INC.
	IN 6776057	December 26, 2024	SSI IP HOLDINGS, INC.
SSi Mantra	IN 6976918	April 25, 2025	SSI IP HOLDINGS, INC.
SSi Mantra M	IN 6976919	April 25, 2025	SSI IP HOLDINGS, INC.

Sch-1-29

SSi Mantra M	IN 6976920	April 25, 2025	SSI IP HOLDINGS, INC.
SSi Mantra M	IN 6976921	April 25, 2025	SSI IP HOLDINGS, INC.
	IN 6976922	April 25, 2025	SSI IP HOLDINGS, INC.
	IN 6976923	April 25, 2025	SSI IP HOLDINGS, INC.
	IN 6976924	April 25, 2025	SSI IP HOLDINGS, INC.
MantrĀsana	IN 7355542	November 21, 2025	SSI IP HOLDINGS, INC.
	IN 7334760	November 11, 2025	SSI IP HOLDINGS, INC.
SSI VIMANA	IN 7668623	April 20, 2026	SSI IP HOLDINGS, INC.
SSI VIMANA	IN 7668624	April 20, 2026	SSI IP HOLDINGS, INC.
SSI AVTARA	IN 7668622	April 20, 2026	SSI IP HOLDINGS, INC.

Copyrights

Title	Application/Registration No.	Filing/Registration Date	Record Owner	Type of Work
NA	NA	NA	NA	NA
NA	NA	NA	NA	NA

Sch-1-30